                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     December 29, 2000


                      Fleet Bank (RI), National Association
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                on behalf of the

                        Fleet Credit Card Master Trust II

        United States                333-38650-01               050495490
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification Number)


               111 Westminster Street
              Providence, Rhode Island                    02903
      ---------------------------------------          ------------
      (Address of Principal Executive Office)           (Zip Code)

Registrant's telephone number, including area code (401) 278-5451

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.    Not Applicable.

Item 2.    Not Applicable.

Item 3.    Not Applicable.

Item 4.    Not Applicable.

Item 5. On December 29, 2000 the Amended and Restated Pooling and Servicing Agreement for the Fleet Credit Card Master Trust II, dated as of December 1, 1993, between Fleet Bank (RI), National Association, as Seller and Servicer and Bankers Trust Company, as Trustee, was amended by the Fifth Amendment to the Amended and Restated Pooling and Servicing Agreement, dated as of December 29, 2000.

Item 6.    Not Applicable.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           Exhibits

           4.1 Fifth Amendment to the Amended and Restated Pooling and Servicing Agreement, dated as of December 29, 2000.

Item 8.    Not Applicable.

Item 9.    Not Applicable.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FLEET BANK (RI), NATIONAL ASSOCIATION
                                        On behalf of the Fleet Credit Card
                                        Master Trust II



                                       By:      /s/ Jeffrey A. Lipson
                                           -----------------------------------
                                       Name:  Jeffrey A. Lipson
                                       Title:   Vice President

                                  EXHIBIT INDEX


Exhibit                            Description
-------                            -----------

4.1 Fifth Amendment to the Amended and Restated Pooling and Servicing Agreement, dated as of December 29, 2000.